ironclad


SUPER DUTY
ironclad

Investor Presentation

May 2010

Safe Harbor Statement

This presentation contains "forward-looking statements" that include information relating to future events and future financial and operating performance. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for Ironclad's products, the introduction of new products, Ironclad's ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of Ironclad's liquidity and financial strength to support its growth, and other information that may be detailed from time to time in Ironclad's filings with the United States Securities and Exchange Commission. Examples of such forward looking statements in this presentation and in any comments made in connection with this presentation may include statements regarding achievement of financial goals for 2010 (statements regarding our ability to leverage our improved financial condition to take advantage of new opportunities), increasing interest and sales of Ironclad's products, opportunities presented by new customers and Ironclad's projected profitability in 2010 (including statements regarding increases in our net sales, positive earnings before interest, taxes, depreciation, amortization and ASC 178-20). For a more detailed description of the risk factors and uncertainties affecting Ironclad, please refer to the Company's recent Securities and Exchange Commission filings, which are available at www.sec.gov. Ironclad undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


ironclad

Built Tough for the Industrial Athlete™

- Industrial Athletes are people who work in conditions where protection from hazards, the elements or rugged conditions are required or desired.
- The most important tool an Industrial Athlete has is his or her body. Protecting it and helping it operate efficiently is critical to safety, performance and success.
- Ironclad's performance work gloves were born from a desire to protect a worker's hands and enhance productivity by delivering unparalleled durability, dexterity and comfort.
- The task-specific nature of Ironclad's performance work gloves make them unique, desirable and effective.
- There are millions of "Industrial Athletes" in the world, representing a multi-billion dollar work glove market.
- Hand protection is now the #1 concern in industrial and jobsite safety.

The Industrial Athlete™

Most Common Injuries


Head
Eyes
Hands
Back
Feet

Performance Hand Protection

- Abrasion
- Cut & Puncture
- Form-fitting (dexterity)


IRONCLAD

Ironclad's Mission

Design, market and deliver technically-advanced task-specific performance work gloves and apparel. Our products meet and exceed our customers' expectations for quality, design, durability, functionality and value. We focus on achieving profits to ensure the Company's and its employees' future growth and development. Our vision is to be recognized as a successful market-leading international company producing the best gloves and apparel available for our customers.







Evolution of Hand Safety



ironclad
Technical
Task-Specific
High Performance
Traditional Work Gloves
Cotton
Split Grain
Leather
Nitrile Dip
Protection, Quality & Performance
Time

Ironclad

Company History

2010

- Received U.S. Department of the Interior's Offshore Leadership Award for its KONG glove in recognition of "outstanding effort in identifying a need and developing protection to address hand injuries within the workover industry".
- Snap-on branded gloves, Built Tough by Ironclad, become available in mass markets through Pep Boys and AutoZone.
- Secures Realtree™ camouflage license to produce performance gloves for the outdoor sports industry.

2009

- Attained profitable quarters in Q3 & Q4, despite the global economic slump
- Enters the police, fire, tactical and first-responder market through its partnership with 5.11 Tactical
- Became the glove licensee for Snap-on® tools

2008

- Created the KONG® glove as the first-to-market task-specific performance work glove for the Oil & Gas industry. Quickly becomes one of Ironclad's top sellers and is adopted as the industry standard.
- Ironclad Energy + Hydration Drink is born

2007

- Annual sales exceed one million pairs of gloves
- Expanded international distribution into Europe
- Secured license agreement with Paige Hemmis of ABC's "Extreme Makeover: Home Edition" (Tuff Chix™)
- Glove products included in W.W. Grainger's 2007 catalog
- Co-branded glove partnership with Red Wing Shoes™

2006

- Secures additional Big Box retail penetration with Lowe's Home Improvement
- Enters into the Sporting Goods market
- Company goes public in May 2006 (OTC: ICPW.OB)

2005

- First international orders ship to Japan and Australia
- Establishment of Big Box distribution channel with Menard's

1998 - 2004

- Secured Ace™, True Value™ and DoItBest™ national hardware retailers
- Task-specific performance work glove concept is born
- Eduard Jaeger creates Ironclad Performance Wear in 1998

Technology and Intellectual Property

Patents

- Own five U.S. Patents on glove technology – three Design & two Utility
- Four U.S. Patents pending – one Design & three Utility
- Patented technological innovations include:

Advanced Touch® Technology

- A seamless layer of material contoured to the touch receptors of the fingers
- Provides exceptional tactility and dexterity

Unique "Apple Core" Palm Design

- Ergonomically designed palm pattern for grip, durability, and comfort

Engineered Grip System™

- A thermo-welded, molded rubber palm grip system
- Designed to handle abrasive materials

Trademarks

- 54 registered U.S. trademarks (11 in-use)
- 12 registered international trademarks (1 pending)


Specifically Designed Palm for Grip and Durability
Extended Cuff
High-Visibility Colors
Patent Pending Top of Hand Impact Protection. Metacarpal, Phalangeal Bones & Joints Protection

53 Performance Glove Styles

- **Task-specific**
  - Including Box Handler®, Heatworx®, Tac-Ops®, Tundra®, Framer, Super Duty™, Cold Condition® Waterproof, KONG® & Impact Series
- **Utilize more than 20 Advanced Technology materials**
  - DuPont™ Kevlar® and Teflon®, 3M™ Thinsulate™, Clarino® synthetic leather, Duraclad® reinforcements and Thermotec™ fleece
- **Weather/cold resistant**
- **Heat resistant**
- **High dexterity**
- **Excellent protection**
- **Wide retail price range from $8 to $60 per pair**



Performance apparel ("technical layering systems")

<u>Base-Layer</u>

- **1st Layer ("365 & Cold Conditions")**
  Performance apparel tops and bottoms for all weather conditions
- **Performance Work Socks**
  Technically advanced sock to provide a high-level of comfort



<u>Mid-Layer</u>

- **Dri-T**
  Performance work shirt designed to replace cotton shirt
- **Polo**
  Performance polo that can be logo'ed for uniforms or worn for casual attire
- **Performance Hoody**
  Performance mid-layer piece with added pockets

Performance Characteristics:

- Engineered with temp/moisture regulating fabrics
- Seams designed for strength & range of motion
- SPF 30+ & anti-microbial fabrics







Ironclad

Management Team

	Title	Years With Ironclad	Industry Experience	Prior Experience
Scott Jarus	Chairman & CEO	3	[28]	j2 Global (eFax), Cognition Technologies, OnSite Access, Metromedia
Eduard Jaeger	Founder / Business Development	12	25	Warbirds
Fred Castro	National Sales Director	1	18	Marzocchi, Answer, Mechanix Wear
Thomas Kreig	SVP Finance	8	27	Triple L, Network Courier Services
Rhonda Hoffarth	EVP & COO	7	18	Bell Sports, Targus
Eric Jaeger	VP Research & Development	9	20	Boston Scientific, Guidant, MannKind Corp
Annie Evans	Director of Supply Chain	9	20	JanSport, Pearl Izumi, Adidas
Chris Miller	Director of Marketing	5	15	Nike, Yokohama

Television Relationships / Product Placements

This Old House Classics · Extreme Makeover Home Edition · Dirty Jobs · Garage Mahal · Overhaulin' · Hot Rod Television

Co-Branded & Strategic License Partnerships

Built Tough by Ironclad

Snap-on · Tuff Chix · 5.11 Tactical Series · Ironclad Energy Hydration · Realtree Outfitters · Red Brand · Red Wing Shoes

Commercial Sponsorships

Baja 1000 · PBR · Toyota Trucks Moving Forward · X Games

Philanthropic Sponsorships

Habitat for Humanity · Protect The Force

Current Distribution

Big Box Hardware and Home Center Retailers
In ~836 of the 3,800 major storefronts, including:
- *Lowe's & Menards*
- *HomeDepot.com, Sears.com*

Industrial Suppliers
In all major industrial suppliers, including:
- Grainger, Fastenal, Lab Safety & McMaster-Carr
- Ironclad gloves form the foundation of the technical work glove category in the Grainger 2010 catalogue, which serves 1.7 million businesses & institutions

Sporting Good Retailers
In ~275 of the 1,700 major storefronts, including:
- *Cabela's, Dick's Sporting Goods, & Scheels*

Specialty Hardware, Co-Op, Lumber, & Safety
In ~6,000 of the ~15,000 major storefronts, including:
- *Ace, TrueValue, Do it Best, and individually-owned retailers*

Farm & Fleet
- *Blains, Tractor Supply*

Growth Opportunities



Increased Penetration

Expanded distribution of Ironclad's core glove line and increased SKU count in existing channels

Industrial Safety

- *Grainger*
- *Uline*
- *Ors Nasco*

Current penetration estimated at ~30% of Big Box doors and less than 20% of the Sporting Good doors

- *Costco/Snap-on*
- *Outdoor Retailers/Realtree™*

Automotive

- *Pep Boys*
- *AutoZone*

Other Channels

- *Military, Law Enforcement & First Responders*
- *On-line business (www.ironclad.com)*

International Expansion

- Current international sales via distributors and retailers in Australia, New Zealand, Canada, Hungary, Japan, U.K., Ireland, Scandinavia & Spain
- KONG distributed worldwide through oil & gas industry distributors

Ironclad — Licensing Opportunities



ENERGY
Ironclad
HYDRATION
Cases Sold
20,000
15,000
10,000
5,000
0
638
687
986
2,828
164
560
560
1,680
1,376
18,560
Jun
Jul
Aug
Sept
Oct
Nov
Dec
Jan
Feb
Mar
2009
2010

Shadow Beverage Management Team

Sam Jones-Chief Executive Officer
- 17 years Beverage Industry Executive
- Recent Director of SoBe division at Pepsi

Mike Joyce-Chief Marketing Officer
- Former Vitamin Water Channel Marketing Director
- Bear Naked Granola-VP of Marketing
- PepsiCo Director of Marketing
- SoBe Director of Marketing

Larry White-Chief Financial Officer
- 9 years as CFO/Executive level finance & accounting
- CFO, 3 years at Elizabeth Arden Salon Holdings, Inc.
- VP of Finance, 2 years @ publicly-traded restaurant co.
- VP Finance, 4 years with AZ Diamondbacks/Phoenix Suns

Scott Pierce-Director Distributor Sales
- 30+ years experience in convenience marketing and management
- Franchising experience with 7-11, Arco Am/Pm
- Marketing and Category Management with distributors/vendors, e.g. AB, Miller/Coors, Coke, Pepsi

Ironclad Energy +Hydration Drink Now Available At...

bp ampm, QT QuikTrip, GIANT Industries, Inc., United States Navy, Jacksons, Terrible Herbst, McLane, Core-Mark

Financial Performance



Unit Volume Growth
Units Shipped by Quarter (2005-2009)
Gloves
Apparel
Shipped
600,000
450,000
300,000
150,000
0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2005
2006
2007
2008
2009



SKU Styles Management
Active SKU Styles (2004-2009)
Apparel
SMU Gloves
Gloves
Active SKUs
80
60
40
20
0
19
29
4
37
4
39
4
14
45
12
17
41
12
17
2004
2005
2006
2007
2008
2009

Financial Performance

Net Revenues (Sales) Up



Net Revenues (Sales) by Year (2005-2009)
$14,000,000
$10,500,000
$7,000,000
$3,500,000
$0
Net Revenues (Sales)
2005
2006
2007
2008
2009

Net Income (Loss) Down



Net Income (Loss) by year (2005-2009)
$0
($1,250,000)
($2,500,000)
($3,750,000)
($5,000,000)
Net Revenues (Sales)
2005
2006
2007
2008
2009
Initial Public Company Expenses, May 2006

ironclad

Financial Performance

Net Revenues (Sales) Q-to-Q Growth



$6,000,000
$4,500,000
$3,000,000
$1,500,000
$0
Net Revenues (Sales)
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2005
2006
2007
2008
2009

Net Income (Loss) Improvement



Net Income (Loss) before Taxes (2005-2009)
$1,000,000
$0
($1,000,000)
($2,000,000)
($3,000,000)
($4,000,000)
Net Income (Loss) before Taxes
2005
2006
2007
2008
2009
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
Initial Public Company Expenses, May 2006

Financial Performance


Cyclical Nature of Sales
Quarterly Net Revenues (Sales) Comparison (2005-2010)
Net Revenues (Sales)
$6,000,000
$4,500,000
$3,000,000
$1,500,000
$0
"Build Cycle"
"Sell Cycle"
First Quarter
Second Quarter
Third Quarter
Fourth Quarter


Cyclical Nature of Working Capital
Quarterly Net Income (Loss) Comparison (2005-2010)
Net Revenues (Sales)
$1,000,000
($250,000)
($1,500,000)
($2,750,000)
($4,000,000)
First Quarter
Second Quarter
Third Quarter
Fourth Quarter
Initial Public Company Expenses, May 2006

CONSOLIDATED BALANCE SHEET

		December 31, 2009		December 31, 2008
ASSETS				
Current Assets				
Cash & Cash Equivalents	$	897,455	$	615,924
Accounts Receivable, Net Allowance for Doubtful Accounts		484,680		1,423,685
Due from Factor		195,225		0
Inventory, Net of Reserve		3,664,180		3,658,234
Prepaid and Other		126,428		139,428
Total Current Assets	$	5,367,968	$	5,837,271
Other Assets	$	227,109	$	257,001
Total Assets	**$**	**5,595,077**	**$**	**6,094,272**
LIABILITIES & STOCKHOLDER'S EQUITY				
Current Liabilities				
Accounts Payable and Accrued Expenses	$	1,569,069	$	1,329,146
Line of Credit		614,848		1,362,391
Total Current Liabilities	$	2,183,917	$	2,691,537
Long Term Liabilities				
Fair Value of Warrant Liability	$	0	$	4,048
Total Liabilities	$	2,183,917	$	2,695,585
Total Shareholders' Equity	$	3,411,160	$	3,398,687
Total Liabilities and Shareholders' Equity	**$**	**5,595,077**	**$**	**6,094,272**

SUMMARY STATEMENT OF OPERATIONS (INCOME STATEMENT)

	Three Months Ended March 31		Twelve Months Ended December 31	
	2010	2009	2009	2008
Net Sales	$ 2,482,930	$ 2,517,175	$ 13,625,272	$ 11,943,127
Cost of Sales	$ 1,389,800	$ 1,609,059	$ 8,434,214	$ 7,383,508
Gross Profit	$ 1,093,130	$ 908,116	$ 5,191,058	$ 4,559,619
Gross Margin	44%	36%	38%	38%
Operating Expenses [1]	$ 1,444,198	$ 1,402,892	$ 5,800,095	$ 6,767,237
Other Income (Expense)	$ (21,247)	$ (25,253)	$ (99,239)	$ (295,612)
Provision for (Benefit From) Income Taxes	$ (1,366)	$ (1,466)	$ (1,466)	$ 1,466
Net Income (Loss)	$ (373,681)	$ (521,495)	$ (709,742)	$ (2,501,764)
Basic & Diluted Net Loss Per Common Share	$ (0.01)	$ (0.01)	$ (0.06)	$ (0.06)
Weighted Avg. Common Shares Outstanding	72,951,185	60,892,105	40,392,214	40,392,214

[1] Stock option expense of $156,547for the three months ended March 31, 2010 and $505,112 for the twelve months ended December 31, 2009. Stock option expense of $92,907 for the three months ended March 31, 2009 and $542,145 for the twelve months ended December 31, 2008.

Market Position



- Ironclad is the <u>brand leader</u> in technical task-specific performance work gloves.

Built Tough by Ironclad™

- Ironclad designs, innovates manufactures and markets patented performance gloves & apparel for consumers, industrial and professional craftsmen, and soon, to the outdoor sports and lifestyle markets.
- Market presence in Big Box retailers, construction, industrial, national hardware chains, specialty distributors (e.g. oil & gas, safety), sporting good retailers, & military/government markets
- Strong distribution network with leading companies, such as Ace Hardware, True Value, Do it Best, Lowe's, Menards, Pep Boys, AutoZone, Cabela's, Dick's Sporting Goods, 5.11 Tactical, Grainger, Fastenal, Orr Safety, Mac Tools & McMaster-Carr
- International sales in Australia, New Zealand, Canada, Hungary, Japan, the U.K., Spain, Ireland & Scandinavia

Opportunities



- Ironclad builds the best technical task-specific performance work gloves in the world
- Recognized industry leader
- Patented technologies
- Substantial brand recognition and equity
- Large and expanding addressable markets
- Significant growth opportunities in both domestic and international markets
- Efficient, balanced and sustainable Business Model
- Technical design & manufacturing expertise
- Strong Management Team



Ironclad Performance Wear Corp.

- **Ticker:** OTC BB: ICPW
- **Headquarters:** El Segundo (Los Angeles), CA
- **Employees:** 22
- **Shares Outstanding:** Approximately 73 million
  (as of 12/31/2009)